                                                                   EXHIBIT 10.23

                            STOCKHOLDER'S AGREEMENT

THIS AGREEMENT made and entered as of July 1, 1994 by and between INFORMATION MANAGEMENT RESOURCES, INC., a Florida corporation ("the Corporation"), and the individuals listed on the signature page hereto, and any other individual who acquires stock in the Corporation (such individuals hereinafter individually referred to as a "Stockholder" or collectively referred to as the "Stockholders").

                              W I T N E S S E T H

WHEREAS, the Stockholders desire to promote their mutual interest and the interest of the Corporation by imposing certain restrictions upon the transfer of the Corporation's Voting Common Shares and Non-Voting Common Shares, par value $0.10 per share.

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and of the mutual benefits to be gained by the performance thereof, the parties hereto for themselves, their heirs, personal representatives, administrators, successors and assigns do hereby agree as follows:

1.  Termination of Prior Agreements

     The parties hereby terminate and cancel any and all prior stock restriction or stockholders' agreements and amendments thereto, whether written or oral

2.  Termination of Resident Alien Status

    (a) In the event that any Stockholder who is not a United States citizen ceases to be a resident alien, as defined in Internal Revenue Code
          Section 7701(b), such Stockholder shall be deemed to have made an offer to sell his stock in the Corporation, and the Corporation shall be deemed to have purchased such stock as of the day immediately preceding the date on which such Stockholder ceases to a be a resident alien of the United States. In such event, the purchase price and method of payment shall be in accordance with the terms and conditions of paragraph (b) below.

     (b) The purchase price for the Stockholder's stock under paragraph (a) above shall be equal to the price per share paid by the Stockholder for his or her stock in the Corporation multiplied by the number of shares of stock in the Corporation owned by the Stockholder. The purchase price shall be paid as follows: (i) twenty-five percent (25%) of the purchase price shall be paid, in cash or certified check, to the Stockholder within ninety (90) days of the date he ceases to be a resident alien; and (ii) the balance shall be evidenced by the delivery to the Stockholder of the Corporation's promissory note which shall provide for five (5) annual installments of principal and interest with interest computed at the Prime Rate. The first payment shall be made on the anniversary date of the initial downpayment

                            STOCKHOLDERS' AGREEMENT

          dates of such initial downpayment. The Corporation may prepay the promissory note in whole or in part without premium or penalty. Upon delivery of the Corporation's promissory note, the Stockholder shall transfer to the Corporation the stock of such Stockholder. As used herein, the term "Prime Rate" shall mean the prime rate of interest as stated in the Wall Street Journal on the date that the Stockholder ceases to be a resident alien.

3. Restriction Against Sale, Transfer, Encumbrance or Change in Beneficial Ownership.

     (a) Except in compliance with Section 4 of this Agreement, no Stockholder at any time shall during his or her lifetime voluntarily or involuntarily gift, sell, transfer, hypothecate or otherwise dispose of all or any part of his or her stock in the Corporation or any beneficial interest therein, as such term is defined in Rule 13d-a3, Securities Exchange Act of 1934 ("Beneficial Interest"), without the prior written consent of the Corporation or a majority in interest of the other Stockholders, which may be withheld for any reason in their sole discretion without liability. If any court of competent jurisdiction shall order any gift, sale, transfer, pledge, encumbrance, hypothecation or other disposition of all or any part of the stock of any Stockholder or any Beneficial Interest therein in connection with any proceeding, including without limitation bankruptcy, divorce, disability, competency, or otherwise, any such involuntary transfer first shall be subject to the right of first refusal provisions as hereinafter provided.

     (b) Notwithstanding the restriction set forth in Section 3(a) hereof, a Stockholder may at any time without compliance with Section 4 hereof make a gift of all or part of his or her stock in the Corporation to one or more Family Donees provided that each such Family Donee must become a party to this Agreement. As used herein the term "Family Donee" with respect to a stockholder shall mean any parent, child, descendant or sibling of the Stockholder, the spouse of any of the foregoing or the spouse of the Stockholder.

     (c) No Stockholder shall have the right to pledge or encumber his or her stock in the Corporation without the prior written consent of a majority in interest of the other Stockholders. If any stock becomes subject to any pledge or seizure for an obligation of a Stockholder, or any other encumbrance, and the debt evidenced by the encumbrance is in default, the Corporation and/or the other Stockholders can pay to the holder of the obligation the amount of the debt, so as to release the stock from the

                            STOCKHOLDERS' AGREEMENT

          encumbrance. The Corporation and/or the other Stockholders will then be subrogated to all the legal rights and privileges of the creditor and can enforce payment in the same manner as the creditor. Further, no pledgee of said stock may sell the stock otherwise than in connection with the right of first refusal provisions of this Agreement, and all loan documents must so reflect.

     (d) It is the intention of the parties that no court in any bankruptcy, divorce, competency or other proceeding shall have the right to involuntarily force such transfer or encumbrance or any change in Beneficial Interest without the prior written consent and waiver or exercise of the right of first refusal of the Corporation and the other Stockholders. Such consent may be withheld for any reason in their sole discretion without liability. Unless the affected Stockholder shall otherwise consent, the court shall look to all assets of the Stockholder other than the stock of the Corporation initially to satisfy any obligation.

4.   Right of First Refusal

     (a)  Offer to Purchase
          -----------------

          (1) If any Stockholder shall receive a Bona Fide Offer, as herein defined, from a third party (the "Proposed Assignee") to purchase any of his stock in the Corporation and he is willing to accept such Bona Fide Offer, such Stockholder (the "Offeror Stockholder") shall promptly send written notice (the "Notice") to the Corporation offering to sell his stock to the Corporation at the same price and upon the same terms and conditions that are contained in the Bona Fide Offer. The Notice shall contain a true and complete copy of the Bona Fide Offer, setting forth the price and all terms and conditions with the name, address and business or other occupation of the Proposed Assignee.

          (2) As used herein, "Bona Fide Offer" shall mean an offer in writing. signed by the Proposed Assignee (who must be a person or persons financially capable of carrying out the terms of such Bona Fide Offer), in a form legally enforceable against such Proposed Assignee.

          (3) Whenever, under this Agreement, a Bona Fide Offer to purchase the stock has been received, and written notice thereof has been sent to the Corporation by the Offeror Stockholder, the following procedure shall be complied with:

                            STOCKHOLDERS'  AGREEMENT

               (i) For a period of thirty (30) days from its receipt of the Notice, the Corporation initially, and for an additional thirty (30) days the other Stockholders, pro rata initially, shall have the option to purchase the Stock.

               (ii) If the Corporation or other Stockholders shall not elect, within the prescribed time periods, to purchase the stock covered by the Bona Fide Over, the Offeror Stockholder shall have the right to accept the Bona Fide Offer and to sell such stock, but only in strict accordance with all of the provisions of the Bona fide Offer.

     (b)  Price.  The purchase price to be paid pursuant to the right of first
          -----
          refusal hereunder shall be the price set forth in the Bona Fide Offer.

     (c)  Closing.  If the Corporation or the other Stockholders shall elect to
          -------
          purchase the stock of the Offering Stockholder, the closing of such purchase shall occur within sixty (60) days of the last day of the prescribed time periods provided under Section 4(a) hereof.

5.   New Stockholders

          Upon the acquisition of stock by a new stockholder, a revised supplemental agreement shall be executed by all stockholders of the Company which, among other things, shall contain a statement that the Corporation and all stockholders shall be bound by this Agreement as revised or amended.

6.   Termination

     This Agreement shall terminate upon:

     (a) Its complete consummation upon the death of all but one of the Stockholders or the acquisition of all of the outstanding stock (except for the stock of the remaining Stockholder) by the Corporation.

     (b) The bankruptcy or receivership of the Corporation, which is not discharged within ninety (90) days, or the dissolution of the Corporation.

     (c) The written agreement of all of the Stockholders and the Corporation to that effect.

                            STOCKHOLDER'S AGREEMENT

7.   Specific Performance

     The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to the legal representative of a deceased Stockholder by reason of failure to perform any of the obligations under this Agreement. Therefore, if any party hereto or a legal representative of a deceased Stockholder shall institute any action or proceeding to enforce the provisions hereof, the defendant or defendants against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such legal representative has or have an adequate remedy at law and such person shall not urge in any action or proceeding the claim or defense that such remedy at law exists.

8.   Legend on Stock

     Each certificate representing shares of the capital stock of the Corporation now or hereafter held by the Stockholders shall contain a legend in substantially the following form:

          "The shares represented by this certificate are subject to restrictions on transfer contained in a Stockholder's Agreement, a copy of which is on file with the Secretary of the Company".

9.   Subchapter S Provisions

     (a) Each Stockholder (for and on behalf of himself, his estate, his representatives or successors and his transferees, direct or indirect) covenants and agrees not to do any act or fail to do any act, the commission or omission of which would voluntarily or involuntarily cause the termination of the election of the Corporation and its Stockholders under and pursuant to Subchapter S (Sections 1361 through 1379 inclusive) of the Internal Revenue Code.

     (b) In the event of the violation of any provision of this Section 9 by any Stockholder, any Stockholder who authorizes or causes such violation (whether in his capacity as a stockholder, director, officer, employee or agent of the Corporation otherwise) shall be liable to the Corporation and to each other Stockholder for any damages, liabilities or costs resulting directly or indirectly therefrom, including, without limitation, any additional Federal income tax liability of any other Stockholder for any taxable year of such other Stockholder during which the Corporation's fiscal year ends and the Corporation could have otherwise had an effective election under Subchapter S; provided, however, that no Stockholder shall be so liable if such Stockholder acted in the good faith belief and upon the advice of tax counsel that termination of said election would not be caused thereby; and provided, further, that any additional Federal income tax

                            STOCKHOLDERS' AGREEMENT

          liability of any such other Stockholder resulting directly or indirectly from a violation of any provision of this Section 9 shall be computed by the certified public accountant then servicing the Corporation and shall be conclusive and binding upon all parties hereto for all purposes and in all respects.

     (c) Upon the prior written consent of Stockholders holding at least seventy-five percent (75%) of the issued and outstanding shares of stock to terminate the election of the Corporation and its Stockholders under and pursuant to Subchapter S. the parties hereto agree to revoke said election or to cause said election to be revoked.

10.  Agreement Drafted by Corporation's General Counsel

     The parties hereto each acknowledge that the Corporation's General Counsel, Andrew R. Etkind, prepared this Agreement on behalf of and in the course of his representation of the Corporation, and that:

     (a) Such party has been advised that a conflict may exist between his interests and those of the Corporation and the remaining Stockholders; and

     (b) Such party has had the opportunity to seek the advice of independent counsel.

11.  Entire Agreement

     This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and this Agreement supersedes in all respects all written or oral understandings and agreements heretofore existing between the parties hereto.

12.  Modification

     This Agreement may not be modified or amended except by an instrument in writing duly executed by the parties hereto.

13.  Counterparts

     This Agreement may be executed in two or more counterparts, and all such counterparts shall constitute one and the same instrument.

                            STOCKHOLDER'S AGREEMENT

14.  Captions

     Captions used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

15.  Miscellaneous

     (a)  Assignability.  This Agreement shall not be assignable by any of the
          -------------
          parties to this Agreement without the prior written consent of all other parties to this Agreement.

     (b)  Governing Law; Binding Effect.  This Agreement shall be governed by
          -----------------------------
          and construed under the laws of the State of Florida, and shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     (c)  Severability of Provisions.  The invalidity or unenforceability of any
          --------------------------
          particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     (d)  Costs and Attorneys' Fees.  If any party hereto shall breach any of
          -------------------------
          the terms of this Agreement, the non-breaching parties shall be entitled to recover from the breaching party all reasonable costs and attorneys' fees incurred by the non-breaching parties in enforcing the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         STOCKHOLDERS:

                                         /s/ Satish K. Sanan
                                         ------------------------------------
                                         SATISH K. SANAN

                                         ____________________________________
                                         JEFFERY S. SLOWGROVE

                                         ____________________________________
                                         DONNA M. KAPINOS

                                         ____________________________________
                                         DOROTHEA T. REED

                            STOCKHOLDER'S AGREEMENT

14.  Captions

     Captions used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

15.  Miscellaneous

     (a)  Assignability.  This Agreement shall not be assignable by any of the
          -------------
          parties to this Agreement without the prior written consent of all other parties to this Agreement.

     (b)  Governing Law; Binding Effect.  This Agreement shall be governed by
          -----------------------------
          and construed under the laws of the State of Florida, and shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     (c)  Severability of Provisions.  The invalidity or unenforceability of any
          --------------------------
          particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     (d)  Costs and Attorneys' Fees.  If any party hereto shall breach any of
          -------------------------
          the terms of this Agreement, the non-breaching parties shall be entitled to recover from the breaching party all reasonable costs and attorneys' fees incurred by the non-breaching parties in enforcing the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         STOCKHOLDERS:

                                         ____________________________________
                                         SATISH K. SANAN

                                         /s/ Jeffery S. Slowgrove
                                         ------------------------------------
                                         JEFFERY S. SLOWGROVE

                                         ____________________________________
                                         DONNA M. KAPINOS

                                         ____________________________________
                                         DOROTHEA T. REED

                            STOCKHOLDER'S AGREEMENT

14.  Captions

     Captions used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

15.  Miscellaneous

     (a)  Assignability.  This Agreement shall not be assignable by any of the
          -------------
          parties to this Agreement without the prior written consent of all other parties to this Agreement.

     (b)  Governing Law; Binding Effect.  This Agreement shall be governed by
          -----------------------------
          and construed under the laws of the State of Florida, and shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     (c)  Severability of Provisions.  The invalidity or unenforceability of any
          --------------------------
          particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     (d)  Costs and Attorneys' Fees.  If any party hereto shall breach any of
          -------------------------
          the terms of this Agreement, the non-breaching parties shall be entitled to recover from the breaching party all reasonable costs and attorneys' fees incurred by the non-breaching parties in enforcing the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         STOCKHOLDERS:


                                         SATISH K. SANAN

                                         ____________________________________
                                         JEFFERY S. SLOWGROVE

                                         /s/ Donna M. Kapinos
                                         ------------------------------------
                                         DONNA M. KAPINOS

                                         ____________________________________
                                         DOROTHEA T. REED

                            STOCKHOLDER'S AGREEMENT

14.  Captions

     Captions used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

15.  Miscellaneous

     (a)  Assignability.  This Agreement shall not be assignable by any of the
          -------------
          parties to this Agreement without the prior written consent of all other parties to this Agreement.

     (b)  Governing Law; Binding Effect.  This Agreement shall be governed by
          -----------------------------
          and construed under the laws of the State of Florida, and shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     (c)  Severability of Provisions.  The invalidity or unenforceability of any
          --------------------------
          particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     (d)  Costs and Attorneys' Fees.  If any party hereto shall breach any of
          -------------------------
          the terms of this Agreement, the non-breaching parties shall be entitled to recover from the breaching party all reasonable costs and attorneys' fees incurred by the non-breaching parties in enforcing the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         STOCKHOLDERS:

                                         /s/ Satish K. Sanan
                                         ------------------------------------
                                         SATISH K. SANAN

                                         ____________________________________
                                         JEFFERY S. SLOWGROVE

                                         ____________________________________
                                         DONNA M. KAPINOS

                                         /s/ Dorothea T. Reed
                                         ------------------------------------
                                         DOROTHEA T. REED

                            STOCKHOLDERS' AGREEMENT


                                         /s/  Valerie A. Reed
                                         ------------------------------------
                                         VALERIE A. REED

                                         /s/  Lisa M. Reed
                                         ------------------------------------
                                         LISA M. REED

                                         /s/  Paul F. Reed
                                         ------------------------------------
                                         PAUL F. REED

                                         ------------------------------------
                                         ANDREW G. PETITE

                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR NICHOLAS A. PETITE, A MINOR


                                         BY:
                                            ---------------------------------
                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR ALEXANDER P. PETITE, A MINOR


                                         BY:
                                            ---------------------------------


                                         /s/  D.P. Raju
                                         ------------------------------------
                                         D.P. RAJU


                                         ------------------------------------
                                         GOPAL KALLURI


                                         ------------------------------------
                                         ARAVAMUDHAN LAKSHMANAN


                                         ------------------------------------
                                         RAJAN PANDHARE

                            STOCKHOLDERS' AGREEMENT


                                         ------------------------------------
                                         VALERIE A. REED

                                         ------------------------------------
                                         LISA M. REED

                                         ------------------------------------
                                         PAUL F. REED

                                         /s/  Andrew G. Petite
                                         ------------------------------------
                                         ANDREW G. PETITE

                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR NICHOLAS A. PETITE, A MINOR


                                         BY:  /s/  Heather A. Parsons
                                            ---------------------------------

                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR ALEXANDER P. PETITE, A MINOR


                                         BY:  /s/  Heather A. Parsons
                                            ---------------------------------



                                         /s/  D.P. Raju
                                         ------------------------------------
                                         D.P. RAJU


                                         ------------------------------------
                                         GOPAL KALLURI


                                         ------------------------------------
                                         ARAVAMUDHAN LAKSHMANAN


                                         ------------------------------------
                                         RAJAN PANDHARE

                            STOCKHOLDER'S AGREEMENT


                                         ------------------------------------
                                         VALERIE A. REED

                                         ------------------------------------
                                         LISA M. REED

                                         ------------------------------------
                                         PAUL F. REED

                                         ------------------------------------
                                         ANDREW G. PETITE

                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR NICHOLAS A. PETITE, A MINOR


                                         BY:
                                            ---------------------------------
                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR ALEXANDER P. PETITE, A MINOR


                                         BY:
                                            ---------------------------------


                                         /s/ D.P. Raju
                                         ------------------------------------
                                         D.P. RAJU


                                         ------------------------------------
                                         GOPAL KALLURI


                                         ------------------------------------
                                         ARAVAMUDHAN LAKSHMANAN


                                         ------------------------------------
                                         RAJAN PANDHARE

                            STOCKHOLDER'S AGREEMENT


                                         ------------------------------------
                                         VALERIE A. REED

                                         ------------------------------------
                                         LISA M. REED

                                         ------------------------------------
                                         PAUL F. REED

                                         ------------------------------------
                                         ANDREW G. PETITE

                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR NICHOLAS A. PETITE, A MINOR


                                         BY:
                                            ---------------------------------
                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR ALEXANDER P. PETITE, A MINOR


                                         BY:
                                            ---------------------------------


                                         ------------------------------------
                                         D.P. RAJU


                                         /s/ Gopal Kalluri
                                         ------------------------------------
                                         GOPAL KALLURI


                                         ------------------------------------
                                         ARAVAMUDHAN LAKSHMANAN


                                         ------------------------------------
                                         RAJAN PANDHARE

                            STOCKHOLDERS' AGREEMENT


                                         ------------------------------------
                                         VALERIE A. REED

                                         ------------------------------------
                                         LISA M. REED

                                         ------------------------------------
                                         PAUL F. REED

                                         ------------------------------------
                                         ANDREW G. PETITE

                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR NICHOLAS A. PETITE, A MINOR


                                         BY:
                                            ---------------------------------
                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR ALEXANDER P. PETITE, A MINOR


                                         BY:
                                            ---------------------------------


                                         ------------------------------------
                                         D.P. RAJU


                                         ------------------------------------
                                         GOPAL KALLURI


                                         /s/  Aravamudhan Lakshmanan 08/16/94
                                         ------------------------------------
                                         ARAVAMUDHAN LAKSHMANAN


                                         ------------------------------------
                                         RAJAN PANDHARE

                            STOCKHOLDERS' AGREEMENT


                                         ------------------------------------
                                         VALERIE A. REED

                                         ------------------------------------
                                         LISA M. REED

                                         ------------------------------------
                                         PAUL F. REED

                                         ------------------------------------
                                         ANDREW G. PETITE

                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR NICHOLAS A. PETITE, A MINOR


                                         BY:
                                            ---------------------------------
                                         HEATHER A. PARSONS,
                                         AS CUSTODIAN
                                         FOR ALEXANDER P. PETITE, A MINOR


                                         BY:
                                            ---------------------------------


                                         ------------------------------------
                                         D.P. RAJU


                                         ------------------------------------
                                         GOPAL KALLURI


                                         ------------------------------------
                                         ARAVAMUDHAN LAKSHMANAN


                                         /s/  Rajan Pandhare
                                         ------------------------------------
                                         RAJAN PANDHARE

                            STOCKHOLDERS' AGREEMENT



                                         /s/  Anandbir Singh
                                         ------------------------------------
                                         ANANDBIR SINGH


                                         ------------------------------------
                                         DILIP C. KULKARNI


                                         ------------------------------------
                                         KENNETH D. SLOWGROVE



                                         CORPORATION:

                                         INFORMATION MANAGMENT
                                         RESOURCES, INC., a Florida corporation



                                         BY:
                                            ---------------------------------
                                         NAME:  Satish K. Sanan
                                              -------------------------------

                                         TITLE:  President
                                               ------------------------------

                            STOCKHOLDERS' AGREEMENT


                                         ------------------------------------
                                         ANANDBIR SINGH


                                         /s/  Dilip C. Kulkarni
                                         ------------------------------------
                                         DILIP C. KULKARNI


                                         ------------------------------------
                                         KENNETH D. SLOWGROVE



                                         CORPORATION:

                                         INFORMATION MANAGMENT
                                         RESOURCES, INC., a Florida corporation



                                         BY:
                                            ---------------------------------
                                         NAME:  Satish K. Sanan
                                              -------------------------------

                                         TITLE:  President
                                               ------------------------------

                            STOCKHOLDER'S AGREEMENT



                                         ------------------------------------
                                         ANANDBIR SINGH


                                         ------------------------------------
                                         DILIP C. KULKARNI


                                         /s/  Kenneth D. Slowgrove
                                         ------------------------------------
                                         KENNETH D. SLOWGROVE



                                         CORPORATION:

                                         INFORMATION MANAGMENT
                                         RESOURCES, INC., a Florida corporation



                                         BY:
                                            ---------------------------------
                                         NAME:  Satish K. Sanan
                                              -------------------------------

                                         TITLE:  President
                                               ------------------------------

                            STOCKHOLDER'S AGREEMENT



                                         ------------------------------------
                                         ANANDBIR SINGH


                                         ------------------------------------
                                         DILIP C. KULKARNI


                                         ------------------------------------
                                         KENNETH D. SLOWGROVE


                                         ------------------------------------
                                         CORPORATION:

                                         INFORMATION MANAGMENT
                                         RESOURCES, INC., a Florida corporation



                                         BY:  /s/ Satish K. Sanan
                                            ---------------------------------

                                         NAME:  Satish K. Sanan
                                              -------------------------------

                                         TITLE:  President
                                               ------------------------------


                                       9